Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	13,181.80
Total Transaction Valuation	95,451,104.00
Total Offset Amount	0.00
Net Fee	$ 13,181.80